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Exhibit 10.05

Westminster Homes
A Washington Homes Company

August 3, 1999

VIA FACSIMILE & FIRST CLASS MAIL

Matheny Development, LLC
Mr. Mike Matheny
105 Fairway Valley Court
Cary, North Carolina 27513

Re: Approximately 150 +/- Multi-Family lots located at Falls of River in Wake County, Raleigh North Carolina (the "Property")

Dear Mr. Matheny:

Westminster Homes, Inc. (the "Purchaser") is interested in purchasing the above referenced Property from James M. Matheny or its affiliate (the "Seller"). This letter is intended to confirm its interest and to set forth below general terms and conditions to be included in a Lot Purchase Agreement between the parties (the "Agreement").

1. Purchase Price: The purchase price shall be Forty Thousand ($40,000) per "Fully Finished" buildable lot, (the "Lot(s)"). The Purchase price shall escalate at the rate of 6% per annum commencing on one hundred eighty (180) days after the first takedown.

2. Takedown: The initial, closing of 10 Lots (the "Initial Closing") shall occur within thirty (30) days of Seller's satisfaction of the Conditions to Closing (hereinafter defined). The remainder of the Lots will be settled upon at a rate of 8 per quarter commencing one hundred eighty (180) days after the Initial Closing and continuing thereafter until all Lots are purchased. Purchaser reserves the right to accelerate the Takedown schedule.

3. Brokerage: Neither the Purchaser nor the Seller has been represented by a broker or real estate agent.

4. Terms: All cash at respective settlements.

5. Deposit: Within ten (10) business days of ratification of the Agreement, Purchaser shall deposit the amount of One Hundred Thousand Dollars ($100,000.00) with an. escrow agent designated by Purchaser.

6. Feasibility Study Period: The Purchaser shall have a period of sixty (60) days from execution of the Agreement, in which to evaluate the Property for its intended use, conduct tests and studies of the Property, and obtain the required corporate approval. In the event that Purchaser does not proceed with the Agreement in its sole and absolute discretion, the initial deposit of One Hundred Thousand Dollars ($100,000.00) shall be immediately returned to Purchaser and a copy of the Purchaser's proposed site plan wi1l be forwarded to the Seller.

7. Conditions to Closing: (i) Title to the "Property" shall be good and marketable, without defects or restrictions that would interfere with Purchaser's construction and sale of single family homes, (ii) installation of base course asphalt (iii) installation of utilities including water, sewer,

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electric, telephone and gas (iv) receipt of building permits (v) zoning and site plan approval, and (vi) satisfaction of any proffers (or other restrictions), by Seller.

8. Costs: Transfer and recordation taxes to be paid equally by Purchaser and Seller. Agricultural transfer tax, if any, shall be paid by Seller. The Purchaser shall pay the impact fees required to be paid at building permit.

9. Data/Plans: Within five (5) days of execution of this letter agreement, Seller shall deliver to Purchaser, at no charge to Purchaser for the use thereof, copies of all architectural, engineering, appraisal and marketing data and/or plans and a Phase I Environmental study caused to be prepared in connection with the Property.

10. Fully Finished: It is expressly understood by the parties hereto that Purchaser's intent to purchase is based on the Lots being sold on a "Fully Finished" basis. Fully Finished shall mean that the building pads shall be on grade and all site, utility and development work, will be done by the Seller at its cost and that no other work, other than house construction, foundation plantings and installation of leadwalks shall be required of Purchaser.

11. Development Schedule: Seller shall complete the work as to a number of lots sufficient to enable the initial settlement by following the execution of this letter agreement, and shall thereafter complete such work as to additional lots such as will enable buyer to meet its closing obligations, specific in Section 3 of this letter.

Assuming the foregoing meets with your approval, please sign and return to my office the enclosed copy of this letter no later than August 30th , 1999 so that we may instruct our attorney to prepare the Agreement which will be based on the foregoing basic business terms.

In light of the considerable expense we will be undertaking in connection with the Agreement, your signature hereto indicates your binding agreement not to offer the Property or any part thereof for sale to others and to negotiate the Agreement on the terms and conditions set forth herein in good faith.

Sincerely,

WESTMINSTER HOMES, INC.


/S/Robert Hutson           Date:  8/3/99
Vice President

Accepted and agreed to:

Matheny Development, LLC

By:/S/                     Date:  8/3/99
James Mike Matheny




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Westminster Homes
A Washington Homes Company

August 3, 1999

VIA FACSIMILE & FIRST CLASS MAIL

Matheny Development, LLC
Mr. Mike Matheny
105 Fairway Valley Court
Cary, North Carolina 27513

Re: Approximately 175 +/- Single Family lots located at Falls of River in Wake County, Raleigh North Carolina (the "Property")

Dear Mr. Matheny:

Westminster Homes, Inc. (the "Purchaser") is interested in purchasing the above referenced Property from James M. Matheny or its affiliate (the "Seller"). This letter is intended to confirm its interest and to set forth below general terms and conditions to be included in a Lot Purchase Agreement between the parties (the "Agreement").

1. Purchase Price: The purchase price shall be Sixty-five Thousand ($65,000) per "Fully Finished" buildable lot, (the "Lot(s)"). The Purchase price shall escalate at the rate of 6% per annum commencing on hundred eighty (180) days after the first takedown.

2. Takedown: The initial closing of 10 Lots (the "Initial Closing") shall occur within thirty (30) days of Seller's satisfaction of the Conditions to Closing (hereinafter defined). The remainder of the Lots will be settled upon at a rate of 8 per quarter commencing one hundred eighty (180) days after the Initial Closing and continuing thereafter until all Lots are purchased. Purchaser reserves the right to accelerate the Takedown schedule.

3. Brokerage: Neither the Purchaser nor the Seller has been represented by a broker or real estate agent.

4. Terms: All cash at respective settlements.

5. Deposit: Within ten (10) business days of ratification of the Agreement, Purchaser shall deposit the amount of One Hundred Thousand Dollars ($100,000.00) with an escrow agent designated by Purchaser.

6. Feasibility Study Period: The Purchaser shall have a period of sixty (60) days from execution of the Agreement, in which to evaluate the Property for its intended use, conduct tests and .studies of the Property, and obtain the required corporate approval. In the event that Purchaser does not proceed with the Agreement in its sole and absolute discretion, the initial deposit of One Hundred Thousand Dollars ($100,000.00) shall be immediately returned to Purchaser and a copy of the Purchaser's proposed site plan will be forwarded to the Seller.

7. Conditions to Closing: (i) Title to the 'Property" shall be good and marketable, without defects or restrictions that would interfere with Purchaser's construction and sale of single family homes, (ii) installation of base course asphalt (iii) installation of utilities including water, sewer, electric, telephone and gas (iv) receipt of building permits (v) zoning and site plan approval, arid (vi) satisfaction of any proffers (or other restrictions), by Seller.


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8.  Costs: Transfer and recordation taxes to be paid equally by Purchaser and
Seller. Agricultural transfer tax, if any, shall be paid be Seller. The Purchaser shall pay the impact fees required to be paid at building permit.

9. Data/Plans: Within five (5) days of execution of this letter agreement, Seller shall deliver to Purchaser, at no charge to Purchaser for the use thereof, copies of all architectural, engineering, appraisal and marketing data and/or plans and a Phase I Environmental study caused to be prepared in connection with the Property.

10. Fully Finished: It is expressly understood by the parties hereto that Purchaser's intent to purchase is based on the Lots being sold on a "Fully Finished" basis. Fully Finished shall mean that the building pads shall be on grade and all site, utility and development work, will be done by the Seller at its cost and that no other work, other than house construction, foundation plantings and installation of leadwalks shall be required of Purchaser.

11. Development Schedule: Seller shall complete the work as to a number of lots sufficient to enable the initial settlement by following the execution of this letter agreement, and shall thereafter complete such work as to additional lots such as will enable buyer to meet its closing obligations, specific in Section 3 of this letter.

Assuming the foregoing meets with your approval, please sign and return to my office the enclosed copy of this letter no later than August 30th, 1999 so that we may instruct our attorney to prepare the Agreement which will be based on the foregoing basic business terms.

In light of the considerable expense we will be undertaking in connection with the Agreement, your signature hereto indicates your binding agreement not to offer the Property or any part thereof for sale to others and to negotiate the Agreement on the terms and conditions set forth herein in good faith.

Sincerely,
WESTMINSTER HOMES, INC.

/S/  Robert Hutson                 Date: 8/3/99
Vice President

Accepted and agreed to:

Matheny Development, LLC

By: /S/                            Date: 8/3/99
     James Mike Matheny
Title: President